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                                                                  EXHIBIT 10.103

            AUTHORIZED TECHNICAL SUPPORT PROVIDER RENEWAL AGREEMENT

This Authorized Technical Support Provider Renewal Agreement (the "Renewal Agreement") with the Term set forth below, is made by and between EMC Corporation, successor in interest to Legato Systems Inc., a Massachusetts corporation ("Legato") with a place of business at 2350 West El Camino Real, Mountain View, CA 94040, and MTI Technology Corporation, with its principal place of business at 14661 Franklin Avenue, Tustin, CA 92780 ("Reseller"), and contains the terms and conditions under which Legato shall provide Technical Support to Reseller for certain designated Software as defined below. Legato and Reseller are collectively referred to as the "Parties." All defined terms referenced herein shall have the meaning set forth in the Reseller Agreement or the Authorized Technical Support Provider Agreement, unless defined differently herein.

The Parties agree to extend the Term of the Authorized Technical Support Provider Agreement dated September 3, 2003 Legato Contract # 271-ATSP-4453 for one additional Contract Year commencing on September 3, 2004, the Effective Date of this Renewal Agreement.

Performance status for the past year has shown the Reseller to be: EXCEPTIONAL. The Current Percentage for this new Contract Year will be: ONE
PERCENT (1)%.

The designated Software to be supported under this Agreement is that Software listed in the price lists specified in Reseller's authorized Reseller Agreement 271-RSLR-3511.

     ADDITIONAL SERVICE OPTION: BELOW CHOOSE, IF DESIRED, AND AFFIX INITIALS
                        PSAM @ US$ 15,000/CONTRACT YEAR:   TS
                                                        ---------
                                                        (Initial)

IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED REPRESENTATIVES.

EMC CORPORATION                        RESELLER: MTI TECHNOLOGY CORPORATION

By:  /s/ Robert B. Nahum               By:  /s/ Todd Schaeffer
   ------------------------------         -------------------------------
   AUTHORIZED REPRESENTATIVE              AUTHORIZED REPRESENTATIVE

Name: Robert B. Nahum                  Name: Todd Schaeffer
      ---------------------------            ----------------------------
Title: Director                        Title: Chief Financial Officer

Date: 10/22/04                         Date: October 7, 2004

                                      DATE
                                    10/21/04
                                     LEGATO
                                    CONTRACT
                                  [ILLEGIBLE]
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                                       By